SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

            Filed pursuant to Section 13 or 15(d) of

               THE SECURITIES EXCHANGE ACT OF 1934

                  July 10, 1996 (July 2, 1996)

        Date of Report (Date of earliest event reported))

                PHYSICIAN COMPUTER NETWORK, INC.

       (Exact name of registrant as specified in charter)


                           New Jersey

         (State or other jurisdiction of incorporation)


                             0-19666

                    (Commission File Number)


                           22-2485688

                (IRS Employer Identification No.)


                     1200 The American Road
                 Morris Plains, New Jersey 07950

            (Address of principal executive officers)


                         (201) 490-3100

      (Registrant's telephone number, including area code)

Item 2.   Acquisition or Disposition of Assets

          On July 2, 1996, PCN Services Corp. ("Services"), a newly formed, wholly-owned subsidiary of Physician Computer Network, Inc. (the "Corporation"), acquired substantially all of the assets (the "Assets") of the Medical Business and the Commercial Business (together, the "Business") of CUSA Technologies, Inc. ("CTI") and certain of its subsidiaries (together with CTI, "the "Sellers"), pursuant to an Asset Purchase Agreement (the "Asset Purchase Agreement") dated as of July 2, 1996 (the "Acquisition").

          In consideration for the Assets, Services: (i) agreed to pay the Sellers $10,100,000 in cash, subject to certain conditions being met by the Sellers and subject to possible adjustments in connection therewith (of which amount $6,000,000 (including the forgiveness by PCN of CTI's $1,500,000 principal amount promissory note issued to PCN on June 13, 1996) was paid on July 2, 1996); (ii) forgave certain trade payables from the Sellers to PCN and its subsidiaries; and (iii) assumed certain liabilities of the Sellers associated with the Business. The source of the purchase price was cash held by the Corporation.

          In the Asset Purchase Agreement, Services and the Corporation, on the one hand, and each of the Sellers, on the other hand, each made certain customary representations and warranties and undertook certain customary indemnity obligations with respect to the Acquisition. The Acquisition was an arm's-length transaction and there was no relationship between the Corporation and any of the Sellers or any of its officers and directors.

Item 7.   Financial Statements and Exhibits

          (a)  Financial Statements of Business Acquired.

          At the time of the filing of this Current Report on Form 8-K, it was impracticable for the Corporation to provide the required financial statements for the acquired business. The Corporation will file such required financial statements under cover of Form 8-K/A as soon as practicable, but not later than 60 days following the date of this Report.

          (b)  Pro Forma Financial Information.

          At the time of the filing of this Current Report on Form 8-K, it was impracticable for the Corporation to provide the required pro forma financial statements relative to the acquired business. The Corporation will file such required pro forma financial statements under cover of Form 8-K/A as soon as practicable, but not later than 60 days following the date of this Report.

          (c)  Exhibits.


Exhibit                  Materials to be               Page
Number                   Filed as Exhibits             Number

Exhibit 1                Asset Purchase Agreement,
                         dated as of July 2, 1996,
                         by and among, CUSA Technologies, Inc.
                         and certain of its subsidiaries,
                         Physician Computer Network, Inc. and PCN
                         Services Corp.

Exhibit 2                Press Release

                            SIGNATURE

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         PHYSICIAN COMPUTER NETWORK, INC.


                         By:
                              Thomas Wraback
                              Vice President


                         Date: July 9, 1996